Exhibit 10.1

FIRST AMENDMENT TO

2018 AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This First Amendment to 2018 Amended and Restated Employment Agreement (“First Amendment”) is made as of December 31, 2018 by and between Global GP LLC, a Delaware limited liability company (the “Company”), and Eric S. Slifka (the “Executive”), and amends that certain Amended and Restated Employment Agreement by and between the Company and the Executive dated as of January 1, 2018 (the “2018 E. Slifka Employment Agreement”).

WHEREAS, the Company and the Executive desire to amend certain terms and provisions of the 2018 E. Slifka Employment Agreement as set forth below;

NOW, THEREFORE, for and in consideration of the mutual promises, covenants and obligations contained herein, the sufficiency of which the Company and the Executive each acknowledges, the Company and the Executive hereby agree as follows:

1.                                      Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the 2018 E. Slifka Employment Agreement.

2.                                      The Company and the Executive agree that the Term of the 2018 E. Slifka Employment Agreement shall be and hereby is extended through January 31, 2019 to allow the Company and the Executive time to finalize negotiation of a new employment agreement, which new employment agreement will become effective as of February 1, 2019 and continue through December 31, 2021.

3.                                      The first sentence of Section 6(a) of the 2018 E. Slifka Employment Agreement shall be and hereby is amended to increase the Executive’s annualized Base Salary from $800,000.00 to $1,000,000.00 commencing January 1, 2019 and continuing for the remainder of the Term.

4.                                      Except as herein modified, all the other terms, provisions, and agreements contained in the 2018 E. Slifka Employment Agreement shall remain in full force and effect, it being the intention of the parties to amend only the specific terms, provisions and agreements described herein.

[Signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this First Amendment this 31st day of January, 2019.

GLOBAL GP LLC

By:	/s/ Mark Romaine
Name:	Mark Romaine
Title:	Chief Operating Officer

ERIC S. SLIFKA

/s/ Eric S. Slifka

[Signature Page to First Amendment to 2018 E. Slifka Employment Agreement]